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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)   November 7, 1996
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                       SECURITY CAPITAL INDUSTRIAL TRUST
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


         1-12846                                      74-2604728
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 (Commission File Number)                (I.R.S. Employer Identification No.)



     14100 East 35th Place, Aurora, Colorado                       80011
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     (Address of Principal Executive Offices)                    (Zip Code)


                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     On November 7, 1996, Security Capital Industrial Trust, a Maryland real estate investment trust ("SCI"), completed the pricing of an offering of its Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (the "Series C Preferred Shares"). On November 13, 1996, SCI closed the offering of the Series C Preferred Shares with Merrill Lynch & Co., the underwriter. A copy of the Purchase Agreement relating to the Series C Preferred Shares is filed as an exhibit hereto and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.
                                                                  SEQUENTIAL
          EXHIBIT NO.  DOCUMENT DESCRIPTION                        PAGE NO.
          -----------  --------------------                       ----------
          1.1          Purchase Agreement dated November 7,
                       1996 between Merrill Lynch & Co. and
                       Security Capital Industrial Trust.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL INDUSTRIAL TRUST



Dated:  November 15, 1996             By: /s/ Jeffrey A. Klopf
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                                          Jeffrey A. Klopf
                                          Secretary

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